POWER OF ATTORNEY
(Section 16 Filings)

	Know all by these
presents,
that the undersigned hereby constitutes and appoints each of Thomas E.
ONeill, Sam K. Reed, David B. Vermylen, and E. Nichol McCully, signing singly, the undersigneds true and lawful attorney-in-fact to:



1.	Execute for and on behalf of the undersigned, in the
undersigneds
capacity as an officer and/or director of TreeHouse Foods, Inc.
(TreeHouse), Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder;

2.	Do and perform any and all acts for and
on behalf of
the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5, complete and execute any amendment or amendments thereto and timely file such form with the United
States Securities and
Exchange Commission and any national quotation system, national securities exchange, stock exchange or similar authority; and

3.	Take any other
action of any type whatsoever in
connection with the foregoing which, in
the opinion of such
attorney-in-fact, may be of benefit to, in the best interest of or legally required by the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-facts discretion.

	The undersigned hereby
grants
to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is TreeHouse assuming, any of the undersigneds responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

	This Power of Attorney shall remain in full

force and effect until the undersigned is no longer required to file
Forms
3, 4 and 5 with respect to the undersigneds holdings of and transactions in securities issued by TreeHouse, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

	IN
WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2006.

/s/ Dennis F. Riordan


____________________________________
Signature

Dennis F.
Riordan

____________________________________
Print Name